NUMBER

6847

PAR VALUE $ 0.001

SHARES

Nortia Capital Partners, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

CUSIP 668587 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321
Transfer agent

Is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, of Nortia Capital Partners, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

President

NORTIA CAPITAL PARTNERS, INC.
CORPORATE
SEAL
NEVADA

Chief Executive Officer

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ...

....

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

IMPORTANT: The signatures(s) on the Stock Power must be **guaranteed** (not notarized) by a representative of a financial institution or a registered securities dealer having membership in the Medallion signature program. A notarized signature is not an acceptable substitute for a guaranteed signature.